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                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO._______)

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[ ]      Preliminary proxy statement,          [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule l4a-6(e)(2)).

[ ] Definitive proxy statement.

[X] Definitive additional materials

[ ] Soliciting material under Rule 14a-12.


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                  (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         [ ] Fee paid previously with preliminary materials.

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         [ ] Check box if any part of the fee is offset as provided by Exchange
  Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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                               **URGENT REMINDER**

May 14, 2002


Dear MarketManager Shareholder:

We previously mailed you proxy materials relating to your Schwab MarketManager Portfolio. We still have not received your vote. Your vote is important and can make a difference in how your fund is managed in the future.

The May 28, 2002 meeting date is quickly approaching and time is critical. Please vote your shares using one of the following options today:

1) VOTE BY TELEPHONE: CALL THE TOLL FREE NUMBER LISTED ON YOUR VOTING INSTRUCTION FORM. HAVE THE 12-DIGIT CONTROL NUMBER FOUND ON YOUR VOTING INSTRUCTION FORM READY WHEN PROMPTED.

2) VOTE BY INTERNET: GO TO WWW.PROXYVOTE.COM, ENTER THE 12-DIGIT CONTROL NUMBER ON YOUR VOTING INSTRUCTION FORM AND FOLLOW THE INSTRUCTIONS ON THE SITE.

3) VOTE BY MAIL: SIGN AND DATE THE ENCLOSED CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.


YOUR BOARD MEMBERS RECOMMEND A VOTE FOR ALL PROPOSALS AND BELIEVE THE PROPOSALS ARE IN THE BEST INTERESTS OF FUND SHAREHOLDERS.

If you have any questions regarding the proxy, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-628-8528. Thank you for your time and attention.

Sincerely,


/s/ Charles Schwab
------------------------
Charles Schwab, Chairman
SchawbFunds(R)


               YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO AVOID
                   ADDITIONAL SOLICITATION COSTS TO YOUR FUND